Exhibit 99.2

EZCORP ANNOUNCES CHANGES TO SEGMENT REPORTING

AUSTIN, Texas (April 18, 2012) – EZCORP, Inc. (NASDAQ: EZPW), a leading provider of instant cash solutions for consumers, today announced changes to its segment reporting. These changes will be effective beginning with the Company’s second fiscal quarter ended March 31, 2012.

Previously, the Company reported segments based primarily on product offerings as follows:

•	US Pawn Operations – 468 stores in the U.S. offering primarily pawn, buy/sell and, in 74 cases, unsecured loans and/or auto title loans (or related credit services).

•	Empeño Fácil – 205 stores in Mexico offering pawn and buy/sell.

•	EZMONEY Operations – 435 stores in the U.S. offering unsecured loans and/or auto title loans (or related credit services) and 67 stores in Canada offering a mix of unsecured loans and buy/sell.

The Company also owns almost 30% of Albemarle & Bond Holdings PLC (ABM.L) and approximately 33% of Cash Converters International Limited (CCV.ASX), each of which are accounted for under the equity accounting method. Additionally, in January 2012, the Company acquired a 60% interest in Prestaciones Finmart, S.A.P.I. de C.V., SOFOM, E.N.R. (doing business under the name “Crediamigo”), an unsecured lending business in Mexico.

The Company’s strategy includes both broadening its product offerings and expanding its geographic coverage through strategic partners. Many of its bricks and mortar locations now offer multiple products, including pawn, buy/sell, unsecured loans, auto title loans and the Change Card (the Company’s branded, reloadable debit card offering). In addition, the Company is increasingly being organized and managed along geographic lines, with product offerings and channels based on local custom and regulation. The Company has concluded that segment reporting based on geography more closely aligns with its management organization and strategic direction. Accordingly, for periods ending after January 1, 2012, the Company will report segments as follows:

•	U.S. & Canada – All business activities in the United States and Canada.

•	Latin America – All business activities in Mexico and other parts of Latin America.

•

Other International – All business activities in the rest of the world (currently consisting of unsecured loans online in the U.K. and the Company’s equity interests in the net income of Albemarle & Bond and Cash Converters International).

Where practical, expenses, including administrative expenses, depreciation and amortization, are allocated to segments. Interest is also allocated to segments where indebtedness is incurred at the local country level and is non-recourse to EZCORP. Expenses that cannot be allocated are included as corporate expenses.

In the tables below, the Company updated its segment reporting for all quarters of the fiscal year ended September 30, 2010, all quarters of the fiscal year ended September 30, 2011 and the quarter ended December 31, 2011:

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Year Ended September 30, 2011
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$256,846	$25,237	$—	$282,083
Jewelry scrapping sales	196,482	15,997	—	212,479
Pawn service charges	184,234	16,901	—	201,135
Consumer loan fees	171,951	—	—	171,951
Other	1,547	122	—	1,669

Total revenues	811,060	58,257	—	869,317
Merchandise cost of goods sold	147,388	14,672	—	162,060
Jewelry scrapping cost of goods sold	121,355	12,205	—	133,560
Consumer loan bad debt	38,759	—	—	38,759

Net revenues	503,558	31,380	—	534,938
Operating expenses:
Store operations	246,416	20,636	—	267,052
Administrative	19,444	4,447	795	24,686
Depreciation	11,211	2,446	—	13,657
Amortization	456	399	—	855
Loss on sale/disposal of assets	296	13	—	309
Interest, net	30	4	—	34
Equity in net income of unconsolidated affiliates	—	—	(16,237)	(16,237)
Other	(3)	7	(168)	(164)

Segment contribution	$225,708	$3,428	$15,610	$244,746
Corporate expenses				56,035

Income before taxes				188,711
Income tax expense				66,552

Net income				122,159

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$122,159

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Year Ended September 30, 2010
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$226,424	$14,030	$—	$240,454
Jewelry scrapping sales	164,022	7,389	—	171,411
Pawn service charges	154,505	9,190	—	163,695
Consumer loan fees	157,022	—	—	157,022
Other	463	—	—	463

Total revenues	702,436	30,609	—	733,045
Merchandise cost of goods sold	131,825	8,459	—	140,284
Jewelry scrapping cost of goods sold	104,701	6,137	—	110,838
Consumer loan bad debt	34,444	—	—	34,444

Net revenues	431,466	16,013	—	447,479
Operating expenses:
Store operations	225,006	11,658	—	236,664
Administrative	16,550	2,763	69	19,382
Depreciation	9,442	1,453	—	10,895
Amortization	275	356	—	631
(Gain)/loss on sale/disposal of assets	1,546	(2)	—	1,544
Interest, net	—	2	—	2
Equity in net income of unconsolidated affiliates	—	—	(10,750)	(10,750)
Other	3	(3)	(93)	(93)

Segment contribution	$178,644	$(214)	$10,774	$189,204
Corporate expenses				37,674

Income before taxes				151,530
Income tax expense				54,236

Net income				97,294

Net income attributable to noncontrolling interest				—

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended December 31, 2011
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$76,552	$10,342	$—	$86,894
Jewelry scrapping sales	52,866	3,537	—	56,403
Pawn service charges	54,370	5,422	—	59,792
Consumer loan fees	45,012	—	76	45,088
Other	576	120	—	696

Total revenues	229,376	19,421	76	248,873
Merchandise cost of goods sold	43,451	4,945	—	48,396
Jewelry scrapping cost of goods sold	33,150	2,274	—	35,424
Consumer loan bad debt	10,890	—	135	11,025

Net revenues	141,885	12,202	(59)	154,028
Operating expenses:
Store operations	68,325	5,998	178	74,501
Administrative	6,447	1,295	420	8,162
Depreciation	3,117	680	22	3,819
Amortization	130	97	—	227
Gain on sale/disposal of assets	(200)	(1)	—	(201)
Interest, net	4	(36)	—	(32)
Equity in net income of unconsolidated affiliates	—	—	(4,161)	(4,161)
Other	(1,060)	5	(64)	(1,119)

Segment contribution	$65,122	$4,164	$3,546	$72,832
Corporate expenses				13,341

Income before taxes				59,491
Income tax expense				20,139

Net income				39,352

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$39,352

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended December 31, 2010
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$66,305	$5,575	$—	$71,880
Jewelry scrapping sales	47,203	3,462	—	50,665
Pawn service charges	46,436	3,374	—	49,810
Consumer loan fees	46,310	—	—	46,310
Other	158	3	—	161

Total revenues	206,412	12,414	—	218,826
Merchandise cost of goods sold	38,197	3,114	—	41,311
Jewelry scrapping cost of goods sold	29,617	2,638	—	32,255
Consumer loan bad debt	11,028	—	—	11,028

Net revenues	127,570	6,662	—	134,232
Operating expenses:
Store operations	60,226	4,278	—	64,504
Administrative	5,403	937	25	6,365
Depreciation	2,602	506	—	3,108
Amortization	115	97	—	212
Loss on sale/disposal of assets	6	1	—	7
Interest, net	—	1	—	1
Equity in net income of unconsolidated affiliates	—	—	(3,367)	(3,367)
Other	—	—	(61)	(61)

Segment contribution	$59,218	$842	$3,403	$63,463
Corporate expenses				20,928

Income before taxes				42,535
Income tax expense				15,106

Net income				27,429

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$27,429

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended December 31, 2009
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$61,262	$3,354	$—	$64,616
Jewelry scrapping sales	36,835	607	—	37,442
Pawn service charges	38,941	1,856	—	40,797
Consumer loan fees	41,780	—	—	41,780
Other	116	—	—	116

Total revenues	178,934	5,817	—	184,751
Merchandise cost of goods sold	36,906	2,358	—	39,264
Jewelry scrapping cost of goods sold	22,831	475	—	23,306
Consumer loan bad debt	9,250	—	—	9,250

Net revenues	109,947	2,984	—	112,931
Operating expenses:
Store operations	56,017	2,164	—	58,181
Administrative	3,726	598	67	4,391
Depreciation	2,224	267	—	2,491
Amortization	38	88	—	126
Loss on sale/disposal of assets	211	—	—	211
Interest, net	—	(2)	—	(2)
Equity in net income of unconsolidated affiliates	—	—	(1,283)	(1,283)
Other	(1)	(9)	(5)	(15)

Segment contribution	$47,732	$(122)	$1,221	$48,831
Corporate expenses				9,004

Income before taxes				39,827
Income tax expense				14,120

Net income				25,707

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$25,707

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended March 31, 2011
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$72,420	$5,353	$—	$77,773
Jewelry scrapping sales	44,351	3,644	—	47,995
Pawn service charges	43,073	3,696	—	46,769
Consumer loan fees	40,472	—	—	40,472
Other	220	25	—	245

Total revenues	200,536	12,718	—	213,254
Merchandise cost of goods sold	41,484	3,155	—	44,639
Jewelry scrapping cost of goods sold	28,848	3,077	—	31,925
Consumer loan bad debt	5,740	—	—	5,740

Net revenues	124,464	6,486	—	130,950
Operating expenses:
Store operations	61,196	4,849	—	66,045
Administrative	4,407	1,079	27	5,513
Depreciation	2,764	578	—	3,342
Amortization	121	100	—	221
Gain on sale/disposal of assets	(178)	—	—	(178)
Interest, net	—	1	—	1
Equity in net income of unconsolidated affiliates	—	—	(4,691)	(4,691)
Other	3	1	—	4

Segment contribution	$56,151	$(122)	$4,664	$60,693
Corporate expenses				11,411

Income before taxes				49,282
Income tax expense				17,444

Net income				31,838

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$31,838

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended March 31, 2010
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$63,049	$3,259	$—	$66,308
Jewelry scrapping sales	34,466	1,762	—	36,228
Pawn service charges	36,256	2,050	—	38,306
Consumer loan fees	35,598	—	—	35,598
Other	144	—	—	144

Total revenues	169,513	7,071	—	176,584
Merchandise cost of goods sold	37,058	2,023	—	39,081
Jewelry scrapping cost of goods sold	21,507	1,574	—	23,081
Consumer loan bad debt	4,717	—	—	4,717

Net revenues	106,231	3,474	—	109,705
Operating expenses:
Store operations	55,632	2,573	—	58,205
Administrative	4,124	634	2	4,760
Depreciation	2,328	340	—	2,668
Amortization	72	84	—	156
(Gain)/loss on sale/disposal of assets	383	(3)	—	380
Interest, net	—	1	—	1
Equity in net income of unconsolidated affiliates	—	—	(3,306)	(3,306)
Other	13	(1)	—	12

Segment contribution	$43,679	$(154)	$3,304	$46,829
Corporate expenses				9,834

Income before taxes				36,995
Income tax expense				13,222

Net income				23,773

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$23,773

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended June 30, 2011
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$58,173	$6,401	$—	$64,574
Jewelry scrapping sales	46,514	4,257	—	50,771
Pawn service charges	43,846	4,519	—	48,365
Consumer loan fees	38,870	—	—	38,870
Other	566	6	—	572

Total revenues	187,969	15,183	—	203,152
Merchandise cost of goods sold	32,924	3,767	—	36,691
Jewelry scrapping cost of goods sold	28,951	3,486	—	32,437
Consumer loan bad debt	11,027	—	—	11,027

Net revenues	115,067	7,930	—	122,997
Operating expenses:
Store operations	61,347	5,406	—	66,753
Administrative	4,293	1,014	506	5,813
Depreciation	2,828	639	—	3,467
Amortization	117	104	—	221
Loss on sale/disposal of assets	157	12	—	169
Interest, net	20	2	—	22
Equity in net income of unconsolidated affiliates	—	—	(4,099)	(4,099)
Other	2	2	(107)	(103)

Segment contribution	$46,303	$751	$3,700	$50,754
Corporate expenses				10,100

Income before taxes				40,654
Income tax expense				14,127

Net income				26,527

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$26,527

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended June 30, 2010
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$49,749	$3,529	$—	$53,278
Jewelry scrapping sales	41,592	2,181	—	43,773
Pawn service charges	37,014	2,410	—	39,424
Consumer loan fees	36,954	—	—	36,954
Other	113	—	—	113

Total revenues	165,422	8,120	—	173,542
Merchandise cost of goods sold	27,749	1,961	—	29,710
Jewelry scrapping cost of goods sold	27,413	1,862	—	29,275
Consumer loan bad debt	9,753	—	—	9,753

Net revenues	100,507	4,297	—	104,804
Operating expenses:
Store operations	54,953	2,999	—	57,952
Administrative	4,307	741	—	5,048
Depreciation	2,387	423	—	2,810
Amortization	59	92	—	151
Loss on sale/disposal of assets	732	1	—	733
Interest, net	—	1	—	1
Equity in net income of unconsolidated affiliates	—	—	(2,930)	(2,930)
Other	(10)	(2)	(88)	(100)

Segment contribution	$38,079	$42	$3,018	$41,139
Corporate expenses				9,502

Income before taxes				31,637
Income tax expense				11,675

Net income				19,962

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$19,962

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended September 30, 2011
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$59,948	$7,908	$—	$67,856
Jewelry scrapping sales	58,414	4,634	—	63,048
Pawn service charges	50,879	5,312	—	56,191
Consumer loan fees	46,299	—	—	46,299
Other	603	88	—	691

Total revenues	216,143	17,942	—	234,085
Merchandise cost of goods sold	34,783	4,636	—	39,419
Jewelry scrapping cost of goods sold	33,939	3,004	—	36,943
Consumer loan bad debt	10,964	—	—	10,964

Net revenues	136,457	10,302	—	146,759
Operating expenses:
Store operations	63,647	6,103	—	69,750
Administrative	5,341	1,417	237	6,995
Depreciation	3,017	723	—	3,740
Amortization	103	98	—	201
Loss on sale/disposal of assets	311	—	—	311
Interest, net	10	—	—	10
Equity in net income of unconsolidated affiliates	—	—	(4,080)	(4,080)
Other	(8)	4	—	(4)

Segment contribution	$64,036	$1,957	$3,843	$69,836
Corporate expenses				13,596

Income before taxes				56,240
Income tax expense				19,875

Net income				36,365

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$36,365

EZCORP, Inc.

Operating Segment Results

(In Thousands)

	Three Months Ended September 30, 2010
	U.S. & Canada	Latin America	Other International	Consolidated
Revenues:
Merchandise sales	$52,364	$3,888	$—	$56,252
Jewelry scrapping sales	51,129	2,839	—	53,968
Pawn service charges	42,294	2,874	—	45,168
Consumer loan fees	42,690	—	—	42,690
Other	90	—	—	90

Total revenues	188,567	9,601	—	198,168
Merchandise cost of goods sold	30,112	2,117	—	32,229
Jewelry scrapping cost of goods sold	32,950	2,226	—	35,176
Consumer loan bad debt	10,724	—	—	10,724

Net revenues	114,781	5,258	—	120,039
Operating expenses:
Store operations	58,404	3,922	—	62,326
Administrative	4,393	790	—	5,183
Depreciation	2,503	423	—	2,926
Amortization	106	92	—	198
Loss on disposal of assets	220	—	—	220
Interest, net	—	2	—	2
Equity in net income of unconsolidated affiliates	—	—	(3,231)	(3,231)
Other	1	9	—	10

Segment contribution	$49,154	$20	$3,231	$52,405
Corporate expenses				9,334

Income before taxes				43,071
Income tax expense				15,219

Net income				27,852

Net income attributable to noncontrolling interest				—

Net income attributable to EZCORP, Inc.				$27,852

About EZCORP

EZCORP is a leading provider of instant cash solutions for consumers. Through more than 1,200 company-operated pawn, buy/sell and personal financial services stores in the U.S., Mexico and Canada, we provide a variety of instant cash solutions, including pawn loans, payday loans, installment loans, auto title loans, and fee-based credit services to customers seeking loans. At our pawn and buy/sell stores, we also sell merchandise, primarily collateral forfeited from pawn lending operations and used merchandise purchased from customers.

EZCORP owns a controlling interest in Prestaciones Finmart, S.A.P.I. de C.V., SOFOM, E.N.R. (doing business under the name “Crediamigo”), a leading provider of payroll deduction loans in Mexico. The company also has significant investments in Albemarle & Bond Holdings PLC (ABM.L), one of the U.K.’s

largest pawnbroking businesses with over 170 full-line stores offering pawnbroking, jewelry retailing, gold buying and financial services; and in Cash Converters International Limited (CCV.L and CCV.ASX), which franchises and operates a worldwide network of over 600 stores that provide personal financial services and sell pre-owned merchandise.

EZCORP Investor Relations

(512) 314-2220

Investor_Relations@ezcorp.com

www.ezcorp.com